Exhibit 10.4

Exclusive Option Agreement

This Exclusive Option Agreement (hereinafter referred to as this “Agreement”) is executed by and among the following Parties on October 21, 2019 in Beijing, the People’s Republic of China (“China” and for the purposes of this Agreement, excludes Hong Kong, Macau and Taiwan):

Party A:	Beijing Burning Rock Biotech Limited, a wholly foreign-owned enterprise incorporated and existing in accordance with the Chinese laws with Unified Social Credit Code 911101073970319399, whose address is at 2002, 17/F, House 18, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing;

Party B:

HAN Yusheng (ID card number : ***) ;

NAN Xia (ID card number : ***) ;

LU Gang (ID card number : ***) ;

WU Zhigang (ID card number : ***) ;

ZHOU Dan (ID card number : ***) ;

SHAO Liang (ID card number : ***) ;

SI Peijing (ID card number : ***) ;

CHUAI Shaokun (ID card number : ***) ;

YIN Dong (ID card number : ***) ;

ZHAO Jin (ID card number : ***) ;

Growth No. 12 Investment (Shenzhen) Partnership (Limited Partnership) with the Unified Social Credit Code : 91440300359751396F ;

Beijing Boleyou Management Consultation Center (Limited Partnership) with Unified Social Credit Code : 91110105MA01N1BX62.

Party C:	Burning Rock (Beijing) Biotechnology Co., Ltd., a limited liability company incorporated and existing in accordance with Chinese laws, with Unified Social Credit Code 911103020896589672, whose address is at 2002, 17/F, House 18, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing.

In this Agreement, Party A, Party B and Party C are hereinafter each referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

Party B holds 100% of the equity interests in Party C.

Now the Parties enter into the following agreement through negotiation:

1.	Sale and Purchase of Equity and Asset

1.1	Grant of right

1.1.1

Party B hereby irrevocably grants Party A or designate a Person or Persons (each referred to as a “Designated Person (equity)”) an irrevocable exclusive right to purchase at any time from Party B of all or part of the equity held by it in Party C at one time or multiple times by steps decided by Party A at its own discretion at the price stated in Article 1.3 hereof, to the extent permitted by Chinese laws (the “Purchasing Right (equity)”). Other than Party A and the Designated Person (equity), no one may enjoy the Purchasing Right (equity) or other rights in relation to Party B’s equity. Party C hereby consents to the grant of the Purchasing Right (equity) by Party B to Party A. The term “Person” referred to in this clause and this Agreement means individual, company, joint venture, partnership, enterprise, trust or non-corporate organization.

1.1.2

Party C hereby irrevocably grants Party A or designate a Person or Persons (each referred to as a “Designated Person (assets)”, together with the Designated Person (equity), the “Designated Person”) an irrevocable exclusive right to purchase at any time from Party C all or part of its assets at one time or multiple times by steps decided by Party A at its own discretion at the price stated in Article 1.3 hereof, to the extent permitted by Chinese laws (the “Purchasing Right (assets)”). Other than Party A and the Designated Persons (assets), no one may enjoy the Purchasing Right (assets) or other rights in relation to Party C’s assets. Party B consents to the grant of the Purchasing Right (assets) by Party C to Party A.

1.2	Exercising steps

Subject to the terms and conditions hereof and to the extent permitted by Chinese laws, Party A shall have an absolute discretion to decide the time, manner and frequency of the exercise of its rights.

The exercise of Purchasing Right (equity) by Party A shall be subject to the provisions of Chinese laws and regulations. To exercise its Purchasing Right (equity), Party A shall notify Party B in writing (the “Purchase Notice of Equity”), specifying the following matters: (a) Party A’s decision on the exercise of the Purchasing Right (equity); (b) the equity that Party A intends to purchase from Party B (the “Purchased Equity”); and (c) the date of purchase/transfer of the Purchased Equity.

The exercise of Purchasing Right (assets) by Party A shall be subject to the provisions of Chinese laws and regulations. To exercise its Purchasing Right (assets), Party A shall notify Party B in writing (the “Purchase Notice of

Assets”), specifying the following matters: (a) Party A’s decision on the exercise of the Purchasing Right (assets); (b) the asset that Party A intends to purchase from Party C (the “Purchased Asset”); and (c) the date of purchase/transfer of the Purchased Asset.

Upon the exercise of Purchasing Right (equity) or Purchasing Right (assets) by Party A, it may either acquire the Purchased Equity or the Purchased Asset itself, or designate a Designated Person to acquire all of part thereof.

1.3	Purchase Price of Equity and Asset

1.3.1

In respect of Purchased Equity, upon the exercise the rights by Party A, Party A and/or the Designated Person shall pay to Party B the purchase price of the Purchased Equity (the “Purchase Price (equity)”), the amount of which shall be the then registered capital of Party C multiplied by the percentage of the Purchased Equity in proportion to the total equity of Party C. If there is any mandatory requirement in the Chinese laws on the Purchase Price (equity) at the time, Party A and/or the Designated Person shall be entitled to enjoy the lowest price permitted by the law as the Purchase Price (equity) under the Chinese laws. Upon the receipt of Party A and/or the Designated Person of all the approvals, registrations or filings related to the current Purchased Equity and the ownership documents thereof that are satisfactory Party A and/or the Designated Person, Party A and/or the Designated Person shall pay the Purchase Price (equity) in cash to Party B who made the transfer. Party B undertakes and agrees to return in full the Purchase Price (equity) received to Party A and/or the designated person within ten (10) working days after the Purchase Price (equity) is obtained.

1.3.2

In respect of Purchased Asset, upon the exercise the rights by Party A, the purchase price of the Purchased Assets (the “Purchase Price (assets)”) shall be equal to the book value of the Purchased Assets. However, if the lowest price permitted by the Chinese law is higher than the foregoing book value, the transfer price shall be based on the lowest price permitted by the Chinese law.

1.4	Transfer of the Purchased Equity and the Purchased Asset

When Party A exercises its Purchasing Right (equity) or Purchasing Right (asset):

1.4.1

Party B and Party C shall cause Party C to hold a shareholders’ meeting and/or Board meeting in a timely manner, at which a resolution on approval of the transfer by Party B of the Purchased Equity to Party A and/or the Designated Persons (equity) or the transfer by Party C of the Purchased Asset to Party A and/or the Designated Persons (asset) shall be adopted;

1.4.2

Party B or the Party C, as the case may be, shall execute an equity transfer contract or asset transfer contract (hereinafter collectively referred to as the “Transfer Contract”) for each transfer with Party A and/or (if applicable) the Designated Persons in accordance with the provisions hereof and the relevant Purchase Notice;

1.4.3

Relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permissions and take all necessary actions to transfer the title (free from Secured Interest) to the Purchased Equity or Purchased Asset to Party A and/or the Designated Person, as the case may be, and cause Party A and/or the Designated Person to become the registered owner of the Purchased Equity or the Purchased Asset, if necessary. For the purpose of this clause and this Agreement, “Security Interest” includes guarantees, mortgages, pledges, lien, claim, third party rights or interests, any share options, acquisition rights, preemptive rights, set-off rights, retention of title or other guarantee arrangements; provided that for the purpose of clarity, any security interest incurred under this Agreement and Party B’s Equity Pledge Agreement are excluded. “Party B’s Equity Pledge Agreement” referred to in this clause and this Agreement means the Equity Pledge Agreement executed by Party A, Party B and Party C on the date of execution hereof. According to Party B’s Equity Pledge Agreement, Party B pledges all of its equity in Party C to Party A in order to ensure that Party B can perform their obligations hereunder and Party C can perform their obligations under the Exclusive Business Cooperation Agreement and relevant agreements executed between the Party C and Party A.

2.	Undertakings

2.1	Undertakings in relation to Party C

Party	B (as Party C’s shareholders) and Party C hereby undertake that:

2.1.1

Without the written consent of Party A, they may not by any means supplement, change or amend Party C’s articles of association and rules and regulations, increase or reduce its registered capital, or in other ways change the structure of its registered capital;

2.1.2	They will maintain the existence of the company and prudently and effectively operate its business and handle its affairs in accordance with good financial and business standards and practices;

2.1.3

Without the prior written consent of Party A, they will not sell, transfer, charge, pledge or by any other means dispose of any legal or beneficial interest in Party C’s equity, assets, business or income or have the same encumbered with any Security Interest at any time as of the date of execution hereof;

2.1.4

Without the prior written consent of Party A, no debt will be incurred, inherited, guaranteed or allowed to exist, except for: (i) debts arising from the normal course of business rather than the obtaining of loans, and (ii) debts that have been disclosed to and approved in writing by Party A;

2.1.5

They have been operating all of Party C’s business during normal course of business, so as to maintain the value of Party C’s assets, and will not engage in any act/omission that may affect its business status and asset value;

2.1.6	Without the prior written consent of Party A, Party C may not be urged to execute any material contract, except for those executed during normal course of business;

2.1.7	Without the prior written consent of Party A, Party C may not be urged to provide any loan, credit, security or guarantee for anyone;

2.1.8	They will provide all materials in relation to Party C’s operation and financial positions to Party A at the request of Party A;

2.1.9

They shall, if any request is made by Party A, take out and hold insurance in relation to Party C’s assets and business from an insurance company approved by Party A, the amount of and the risks covered by which shall be in line with that of and those covered by the insurance purchased by companies engaged in similar business;

2.1.10	Without the prior written consent of Party A, Party C may not be urged or permitted to merge or consolidate with anyone or acquire or invest in anyone or be acquired or invested;

2.1.11	Without the prior written consent of Party A, Party C may not be liquidated, dissolved or deregistered;

2.1.12	They shall forthwith notify Party A of any litigation, arbitration or administrative procedure that will or may arise in relation to Party C’s assets, business or income;

2.1.13

They shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate claims, or make necessary and appropriate defense against all claims, so as to maintain Party C’s title to all of its assets;

2.1.14

Without the prior written consent of Party A, Party B shall not request Party C to make dividends or other forms of profit distribution in respect to the equity owned by Party B, raise the resolutions related to this at a shareholders’ meeting, or vote in favor of such resolutions at the shareholders’ meeting, provided that once requested by Party A in writing, Party C shall forthwith distribute all distributable profits, dividends or bonus to its shareholders. In any event, unless Party A decides otherwise, Party B shall immediately pay or transfer to Party A or Party A’s designated party under the extent as permitted by Chinese law such profits, profit distribution, dividends, bonus or proceeds upon any liquidation upon the receipt of such amount by Party B from Party C.

2.1.15	At the request of Party A, they shall appoint any personnel designated by it to serve as Party C’s director, supervisor or other personnel that should be been appointed or removed by Party B;

2.1.16

They shall forthwith notify Party A of any situation that may have a material adverse effect on Party C’s existence, business operations, financial position, asset or goodwill, and promptly take all measures as approved by Party A to exclude such adverse conditions or take effective remedies;

2.1.17	At the request of Party A at any time, Party C shall forthwith and unconditionally transfer the Purchased Asset to Party A and/the Designated Person based on the Purchasing Right (assets) hereunder;

2.1.18

If Party C is required to be dissolved or liquidated under the mandatory requirements of Chinese laws, Party A may exercise Party B’s all shareholder’s rights to Party C on behalf of Party B. Upon the completion of the above dissolution or liquidation, Party C shall allocate any asset according to law and after deduction of the actual capital contribution made by Party B therefrom, and the remaining part of the distribution shall be transferred to Party A without any consideration without prejudice to applicable laws.

2.1.19

In respect of the undertakings applicable to Party C under this Article 2.1, Party B and Party C shall procure Party C’s holding subsidiaries to comply with such undertakings as applicable, as if such subsidiaries were Party C under the corresponding terms.

2.2	Party B’s undertakings:

Party B hereby undertakes that:

2.2.1

Without the prior written consent of Party A, it may not sell, transfer, mortgage, pledge or by any other means dispose of any legal or beneficial interest in the equity of Party C owned by it, or have the same encumbered with any Security Interest, except for those under Party B’s Equity Pledge Agreement;

2.2.2

Party B shall procure that Party C’s shareholder’s meeting and/or board of directors will not approve any sale, transfer, mortgage, pledge or disposition in any other way of any legal or beneficial interest in the equity of Party C owned by Party B, or have the same encumbered with any Security Interest, without the prior written consent of Party A, except for those under Party B’s Equity Pledge Agreement;

2.2.3

Without the prior written consent of Party A, Party B shall procure that Party C’s shareholder’s meeting or board of directors will not approve any merger or consolidation with anyone or any acquisition of or investment in anyone, or any acquisition by or investment from anyone;

2.2.4	Party B shall forthwith notify Party A of any litigation, arbitration or administrative procedure that will or may arise in relation to equity or assets of Party C owned by it;

2.2.5

Party B shall procure that Party C’s shareholder’s meeting or board of directors will approve the transfer of the Purchased Equity or Purchased Asset hereunder and take any and all other actions that may be requested by Party A;

2.2.6

Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate claims, or make necessary and appropriate defense against all claims, so as to maintain its title to the equity of Party C;

2.2.7	At the request of Party A, Party B shall appoint any personnel designated by it to serve as Party C’s director;

2.2.8

At the request of Party A at any time, Party B shall forthwith and unconditionally transfer its equity in Party C to Party A and/the Designated Person (equity) based on the Purchasing Right (equity) hereunder, and Party B hereby waives its preemptive right (if any) to transfer equity to another existing shareholder of Party C; and

2.2.9

Party B shall strictly comply with the provisions of this Agreement and other contracts executed by Party B and Party C jointly or separately with Party A, perform its obligations thereunder, and not engage in any act/omission that may affect the validity and enforceability thereof. Where any Party B owns any residual right to the equity under this Agreement or the Equity Pledge Agreement executed by the Parties hereto, or the power of attorney granted with Party A as the beneficiary, unless as instructed by Party A in writing, Party B may not exercise such right.

3.	Representations and Warranties

Party B and Party C hereby jointly and separately represent and warrant to Party A on the date of execution hereof and each date of transfer of the Purchased Equity or Purchased Assets as follows:

3.1	They have a complete and independent legal status and legal capacity to execute, deliver and perform this Agreement, and can independently act as a party of a litigation. They are authorized to execute and deliver this Agreement and any Transfer Contract and perform their obligations thereunder. Party B and Party C agree to execute a Transfer Contract in line with the terms hereof at the time when Party A exercises its Purchasing Right (equity) or Purchasing Right (asset). This Agreement and Transfer Contracts to which they are a party constitute or will constitute their legal, valid and binding obligations and shall be enforceable for them in accordance with the terms thereof;

3.2

Neither the execution and delivery of nor the obligations under this Agreement or any Transfer Contract will: (i) result in any violation of any applicable Chinese law; (ii) conflict with the articles of association, rules and regulations or other organizational documents of Party C; (iii) result in violation of or constitute any breach of contract under any contract or instrument to which they are a party or which is binding upon them; (iv) result in any violation of any condition for the grant and/or continued validity of any license or permit issued to either of them; or (v) result in the suspension or revocation of or additional conditions for any license or permit issued to either of them;

3.3	Each Party B owns good and merchantable title to the equity in Party C held by it, and has not encumbered the same with any Security Interest other than those under its Equity Pledge Agreement;

3.4	Party C owns good and merchantable title to all of its assets, and has not encumbered the aforesaid assets with any Security Interest;

3.5	Party C does not have any outstanding debt, except for (i) debts arising from the normal course of business, and (ii) debts that have been disclosed to and approved in writing by Party A;

3.6	There is no pending or threatened litigation, arbitration or administrative procedure in relation to Party C, its equity or assets.

3.7

Except for the registration of equity pledges with the competent market supervisory authority in accordance with the provisions of Party B’s Equity Pledge Agreement, the execution and performance of this Agreement and the granting or exercise of the Purchasing Right (equity) or Purchasing Right (asset) under this Agreement are not subject to the consent, permit, waiver, authorization of any third party or the consent, permit, waiver of any government agency, or any registration or filing with government agency.

4.	Date of Effectiveness and Term

4.1

This Agreement shall take effect as of the date of execution hereof by the Parties, and this Agreement will be terminated upon the transfer in accordance with the law of the all equity held by Party B in Party C to Party A and/or other entity or persons designated by it.

4.2

During the term hereof, Party A may, at its sole discretion, terminate or release this Agreement unconditionally by giving written notice to Party B in advance without any liability. Except as the mandatory requirements required by Chinese law, Party B and Party C have no right to terminate or release this Agreement unilaterally.

5.	Governing Laws and Dispute Settlement

5.1	Governing Laws

The execution, effectiveness, interpretation, performance, modification and termination hereof and the settlement of disputes hereunder shall be governed by Chinese laws.

5.2	Settlement of disputes

Any dispute arising from the interpretation and performance hereof shall be settled by the Parties through friendly negotiation first. Where the Parties fail to reach any agreement on the settlement of such dispute within thirty (30) days after a request for settlement of the dispute through negotiation is made by any Party to the other Parties, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for settlement in accordance with its then effective arbitration rules. The arbitration shall be held in Beijing, and the language of the arbitration shall be Chinese. The arbitration award shall be final and binding upon the Parties.

6.	Taxes and Fees

Each Party shall pay any and all transfer and registration taxes, expenses and fees incurred by or imposed on such Party in accordance with Chinese laws with respect to the preparation and execution of this Agreement and Transfer Contracts and the completion of the transactions thereunder.

Notwithstanding anything to the contrary contained, if the tax office considers that the Purchase Price (equity) or the Purchase Price (equity) is not a reasonable transfer price to adjust the tax base, the increased tax shall be payable by Party B (in case of Party A in the exercise of the Purchasing Right (equity)) or Party C (in case of Party A in the exercise of Purchasing Right (assets)).

7.	Notice

7.1

All notices and other communications to be sent as required or permitted hereunder shall be sent by hand or postage prepaid registered mail, commercial courier service or fax to the following address of the receiving Party. For each notice, a confirmation letter shall be sent via email. Such notice shall be deemed effectively delivered on:

7.1.1	the date of delivery or rejection at the designated receiving address, if sent by personal delivery, courier service or postage prepaid registered mail.

7.1.2	the date of successful transmission (evidenced by an automatically generated message confirming the transmission), if sent by fax.

7.2	For the purpose of notice, the Parties’ addresses are as follows:

Party A:	Beijing Burning Rock Biotech Limited
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	HAN Yusheng
Telephone:	***

Party B :	HAN Yusheng
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	HAN Yusheng
Telephone:	***

Party B :	NAN Xia
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	NAN Xia
Telephone:	***

Party B :	LU Gang
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	LU Gang
Telephone:	***

Party B :	WU Zhigang
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	WU Zhigang
Telephone:	***

Party B :	ZHOU Dan
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	ZHOU Dan
Telephone:	***

Party B :	SHAO Liang
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	SHAO Liang
Telephone:	***

Party B :	SI Peijing
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	SI Peijing
Telephone:	***

Party B :	CHUAI Shaokun
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	CHUAI Shaokun
Telephone:	***

Party B :	YIN Dong
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	YIN Dong
Telephone:	***

Party B :	ZHAO Jin
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	ZHAO Jin
Telephone:	***

Party B :	Growth No. 12 Investment (Shenzhen) Partnership (Limited Partnership)
Address:	Floor 26, Block A, East Pacific International Center, No. 7888 Shennan Avenue, Xiangmihu Sub-district, Futian District, Shenzhen
Attention:	CAI Yunqiao
Telephone:	***
Fax:	***

Party B :	Beijing Boleyou Management Consultation Center (Limited Partnership)
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	HAN Yusheng
Telephone:	***

Party C :	Burning Rock (Beijing) Biotechnology Co., Ltd.
Address:	Room 2002, House 18, Yuanjian Wai SOHO West Area, No. 39 Dong San Huan Middle Road, Chaoyang District, Beijing
Attention:	HAN Yusheng
Telephone:	***

7.3	Any Party may change at any time its address for the receipt of notices by notifying the other Parties in accordance with the terms of this clause.

8.	Confidentiality

The Parties acknowledge that any oral or written information exchanged in respect hereof shall be confidential information. Each Party shall keep confidential all such information and, without the written consent of the other Parties, may not disclose to any third party any relevant information, unless: (a) the public is or will be aware of such information (which is not caused by any disclosure by the receiving Party to the public); (b) such information shall be disclosed as required by applicable laws or the rules or provisions of any securities exchange; (c) any Party is required to disclose such information to its legal consultant or financial consultant with respect to any transaction provided for hereunder, and such legal consultant or financial consultant is also required to be bound by confidentiality obligation similar to that provided for in this clause. The disclosure of any confidential information by any staff or organization employed by any Party shall be deemed as disclosure of such confidential information by such Party, and such Party shall bear legal liability for its violation hereof. This clause shall survive the termination hereof for whatever reason.

9.	Further Warranties

The Parties agree to promptly execute documents and take further actions reasonably required for or favorable to the implementation of the provisions and purposes hereof.

10.	Miscellaneous

10.1	Amendment, change and supplement

The Parties agree that, Party A is entitled to unilaterally request amendment, modification and supplement of this Agreement. If Party A request to do so, other Parties shall cooperate with the execution of relevant agreements and complete the corresponding registration and filing procedures, if required, in accordance with relevant laws. Modification agreements and/or supplementary agreements executed by Parties in relation to this Agreement shall be an integral part hereof, and shall have the same legal force and effect as this Agreement.

10.2	Entire Agreement

Except for any written amendment, supplement or change hereto made after the execution hereof, this Agreement shall constitute the entire agreement among the Parties in respect of the subject matter hereof, and supersede all prior oral and written negotiation, statements and contracts, including the Exclusive Option Agreement signed on January 4, 2019 among the Party B (other than Beijing Boleyou Management Consultation Center (Limited Partnership)) and the Party C, reached by them with respect to the subject matter hereof.

10.3	Headings

The headings herein are for the convenience of reading only, and shall not be used for the interpretation or explanation of or in any other respect affecting the meaning of the provisions hereof.

10.4	Language

This Agreement is written in Chinese in fourteen (14) counterparts, each of which shall have the same legal force and effect.

10.5	Severability

Where any provision(s) hereof is/are determined by any laws or regulations to be void, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or damaged in any respect. The Parties shall endeavor through bona fide negotiation to replace such void, illegal or unenforceable provision(s) with valid provision(s) to the maximum extent permitted by laws and expected by the Parties, and the economic effects of such valid provision(s) shall be similar to that of such void, illegal or unenforceable provision(s).

10.6	Transfer

Without the prior written consent of Party A, other Parties may not transfer any of its rights and/or obligations hereunder to any third party. Party B and Party C agree that Party A may transfer its rights/obligations hereunder to any third party by notifying other Parties in writing in advance without the consent thereof.

10.7	Successor

This Agreement shall be binding upon and inure to the benefit of the respective successors of the Parties and the permitted assigns of such Parties.

10.8	Survival

10.8.1	Any obligation arising from this Agreement or becoming due prior to the expiry or early termination hereof shall survive the expiry or early termination hereof.

10.8.2	The provisions of Articles 5, 7, 8 hereof and this Article 10 shall survive the termination hereof.

10.8	Waiver

Any Party may waive any terms and conditions hereof, provided that such waiver shall be made in writing and executed by the Parties. The waiver by any Party under certain circumstances with respect to other Parties’ breach of contract shall not be deemed as waiver by such Party under other circumstances with respect to similar breach of contract.

— The following is the signature page —

[this is a signature page of the Exclusive Option Agreement and the remainder of which is intentionally left blank]

Party A :

Beijing Burning Rock Biotech Limited (Seal)

Signature:	/s/ HAN Yusheng
Name: HAN Yusheng
Title: Legal Representative

[this is a signature page of the Exclusive Option Agreement and the remainder of which is intentionally left blank]

Party B :

HAN Yusheng		NAN Xia

Signature:	/s/ HAN Yusheng	Signature:	/s/ NAN Xia

LU Gang		WU Zhigang

Signature:	/s/ LU Gang	Signature:	/s/ WU Zhigang

ZHOU Dan		SHAO Liang

Signature:	/s/ ZHOU Dan	Signature:	/s/ SHAO Liang

SI Peijing		CHUAI Shaokun

Signature:	/s/ SI Peijing	Signature:	/s/ CHUAI Shaokun

YIN Dong		ZHAO Jin

Signature:	/s/ YIN Dong	Signature:	/s/ ZHAO Jin

[this is a signature page of the Exclusive Option Agreement and the remainder of which is intentionally left blank]

Party B :

Growth No. 12 Investment (Shenzhen) Partnership (Limited Partnership) (Seal)

Signature:	/s/ ZHOU Kexiang
Name: ZHOU Kexiang
Title: Authorized Signature

[this is a signature page of the Exclusive Option Agreement and the remainder of which is intentionally left blank]

Party B :

Beijing Boleyou Management Consultation Center (Limited Partnership) (Seal)

Signature:	/s/ HAN Yusheng
Name: HAN Yusheng
Title: Legal Representative

[this is a signature page of the Exclusive Option Agreement and the remainder of which is intentionally left blank]

Party C :

Burning Rock (Beijing) Biotechnology Co., Ltd. (Seal)

Signature:	/s/ HAN Yusheng
Name: HAN Yusheng
Title: Legal Representative